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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 11, 2001

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 7. Financial Statements and Exhibits


        The following exhibit is furnished herewith:

        21 Monthly Servicer's Certificate issued on April 11, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to
               Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of March 1, 2001 through March 31, 2001.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ADVANTA EQUIPMENT RECEIVABLES SERIES
                                            2000-1 LLC,
                                            As Registrant

                                            By     /s/  KIRK WEILER
                                                   ----------------

                                            Name:  Kirk Weiler
                                            Title: Manager

Dated:  April 11, 2001



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                                   Exhibit Index


Exhibit No.                                                          Page

21.1     Monthly Servicer's Certificate dated April 11, 2001            8
         prepared by the Servicer and sent to the Trustee pursuant to Section 2.01 (a) of the Series 2000-1
         Transfer and Servicing Agreement covering the period of March 1, 2001 through March 31, 2001.


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